EXHIBIT 99.1


    Freescale Semiconductor Announces Second Quarter 2007 Results


    AUSTIN, Texas--(BUSINESS WIRE)--July 19, 2007--Freescale
Semiconductor Holdings I, Ltd. today announced financial results for the second quarter ended June 29, 2007.

    Highlights for the quarter include:

    --  Net sales of $1.38 billion;

    --  Adjusted EBITDA of $367 million;

    -- Cash, cash equivalents and short-term investments of $541 million.

    A description of Adjusted EBITDA and the reconciliations to our GAAP results are included in this press release and the accompanying tables.

    Net Sales

    Net sales for the second quarter of 2007 were $1.38 billion, compared to $1.60 billion in the second quarter of 2006. "The continued weakness in unit sales and demand from our largest wireless customer impacted our results," said Michel Mayer, chairman and CEO. "However, the flexibility of our business model allowed us to moderate the impact on profitability and cash flow."

    Operating Highlights

    Operating earnings, net earnings and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) now include non-cash purchase accounting expenses related to the company's acquisition by a private equity consortium in December 2006. In addition, during the second quarter of 2007 the company incurred a charge of $38 million, primarily for severance costs associated with a workforce reduction.

    The company believes that providing operating earnings and EBITDA exclusive of these expenses is a more meaningful representation of the company's ongoing financial performance. Including the aforementioned expenses, the operating and net losses for the second quarter of 2007 were $268 million and $288 million, respectively. EBITDA for the second quarter of 2007 was $273 million.

    Excluding the aforementioned expenses, operating earnings were $159 million and EBITDA was $311 million. This compares to operating earnings of $251 million and EBITDA of $413 million in the second quarter of 2006.

    The company also uses Adjusted EBITDA to measure compliance with certain of its debt covenants. Adjusted EBITDA for the second quarter of 2007 was $367 million. Adjusted EBITDA for the 12 months ended June 29, 2007 was $1.7 billion.

    A table describing EBITDA and Adjusted EBITDA and reconciling net income to these measures is included in this press release.

    Segment Results

    The Transportation and Standard Products segment reported net sales of $684 million in the second quarter of 2007, compared to $697 million in the second quarter of 2006. EBITDA for the second quarter was $185 million, or 27% of net sales.

    The Networking and Computing Systems segment reported net sales of $328 million in the second quarter of 2007, compared to $370 million in the second quarter of 2006. EBITDA for the second quarter was $104 million, or 32% of net sales.

    The Wireless and Mobile Solutions segment reported net sales of $353 million in the second quarter of 2007, compared to $514 million in the second quarter of 2006. Net sales were negatively impacted by lower shipments to the segment's largest customer. EBITDA for the second quarter was $29 million, or 8% of net sales.

    Liquidity Highlights

    Cash, cash equivalents and short-term investments were $541 million on June 29, 2007. Capital expenditures were $72 million or 5% of net sales for the second quarter of 2007.

    Conference Call and Webcast

    Freescale's quarterly earnings call is scheduled to begin at 4 p.m. Central Daylight Time (USA) on July 19, 2007. The company will offer a live webcast of the conference call over the Internet at www.freescale.com/investor.

    Caution Regarding Forward-Looking Statements

    This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, revenues, earnings, cash flows, capital expenditures, working capital and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins, profitability, liquidity and capital resources. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this release.

    Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.

    Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, which are described in greater detail under "Risk Factors" in our Registration Statement on Form S-4/A filed with the SEC on June 22, 2007. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this release.

    About Freescale Semiconductor

    Freescale Semiconductor is a global leader in the design and manufacture of embedded semiconductors for the automotive, consumer, industrial, networking and wireless markets. The privately held company is based in Austin, Texas, and has design, research and development, manufacturing or sales operations in more than 30 countries. Freescale is one of the world's largest semiconductor companies with 2006 sales of $6.4 billion (USD). www.freescale.com

    Freescale(TM) and the Freescale logo are trademarks of Freescale Semiconductor, Inc. All other product or service names are the property of their respective owners. (C) Freescale Semiconductor, Inc. 2007.



               Freescale Semiconductor Holdings I, Ltd.
                Consolidated Statements of Operations
                             (Unaudited)

                    ---------------------------------- ---------------
                                Successor                Predecessor

                    ---------------------------------- ---------------
(in millions)         Three months     Three months     Three months
                     ended June 29,   ended March 30,   ended June 30,
                          2007             2007              2006

------------------- ---------------------------------- ---------------

Net sales           $         1,376  $          1,361  $        1,599
Cost of sales                   809             1,217             864
                    ---------------- ----------------- ---------------
Gross margin                    567               144             735
Selling, general
 and administrative             165               160             185
Research and
 development                    286               290             296
Amortization
 expense for
 acquired
 intangible assets              346               345               3
Reorganization of
 businesses and
 other                           38                 -               -
Merger expenses                   -                 3               -
                    ---------------- ----------------- ---------------
Operating (loss)
 earnings                      (268)             (654)            251

Other (expense)
 income, net                   (188)             (198)              6
                    ---------------- ----------------- ---------------
(Loss) earnings
 before income
 taxes                         (456)             (852)            257
Income tax
 (benefit) expense             (168)             (313)             (3)
                    ---------------- ----------------- ---------------
Net (loss) earnings $          (288) $           (539) $          260
                    ================ ================= ===============




               Freescale Semiconductor Holdings I, Ltd.
                Consolidated Statements of Operations
                             (Unaudited)

                                  ------------------- ----------------
                                       Successor        Predecessor

                                  ------------------- ----------------
(in millions)                         Six months         Six months
                                    ended June 29,     ended June 30,
                                          2007               2006

--------------------------------- ------------------- ----------------

Net sales                         $            2,737  $          3,125
Cost of sales                                  2,026             1,699
                                  ------------------- ----------------
Gross margin                                     711             1,426
Selling, general and
 administrative                                  325               372
Research and development                         576               590
Amortization expense for acquired
 intangible assets                               691                 6
Reorganization of businesses and
 other                                            38                 -
Merger expenses                                    3                 -
                                  ------------------- ----------------
Operating (loss) earnings                       (922)              458

Other (expense) income, net                     (386)               17
                                  ------------------- ----------------
(Loss) earnings before income
 taxes and cumulative effect of
 accounting change                            (1,308)              475
Income tax (benefit) expense                    (481)               10
                                  ------------------- ----------------
(Loss) earnings before cumulative
 effect of accounting change                    (827)              465
Cumulative effect of accounting
 change                                            -                 7
                                  ------------------- ----------------
Net (loss) earnings               $             (827) $            472
                                  =================== ================




               Freescale Semiconductor Holdings I, Ltd.
                 Reconciliation of Non-GAAP Measures
                             (Unaudited)

                 ------------------------------------ ----------------
                              Successor                 Predecessor

                 ------------------------------------ ----------------
(in millions)       Three months      Three months      Three months
                   ended June 29,    ended March 30,   ended June 30,
                        2007               2007             2006

---------------- ------------------ ----------------- ----------------

Adjusted gross
 margin          $             605  $            594  $           735
  Inventory
   step-up
   recognition                   -              (416)               -
  Incremental
   depreciation
   and
   amortization
   expense                     (38)              (34)               -
                 ------------------ ----------------------------------
Gross margin     $             567  $            144  $           735
                 ================== ==================================


Adjusted
 operating
 earnings        $             159  $            149  $           254
  Inventory
   step-up
   recognition                   -              (416)               -
  Incremental
   depreciation
   and
   amortization
   expense                     (43)              (39)               -
  Amortization
   expense for
   acquired
   intangible
   assets                     (346)             (345)              (3)
  Reorganization
   of businesses
   and other                   (38)                -                -
  Merger
   expenses                      -                (3)               -
                 ------------------ ----------------------------------
Operating (loss)
 earnings        $            (268) $           (654) $           251
                 ================== ==================================


    Adjusted gross margin and adjusted operating earnings represent gross margin and operating (loss) earnings adjusted for the following as necessary: inventory fair value step-up recognition, incremental depreciation expense for property, plant and equipment fair value step-up, amortization of acquired intangible assets, reorganization of businesses and other charges and merger expenses. Adjusted gross margin and adjusted operating earnings are not recognized terms under generally accepted accounting principles (GAAP). Adjusted gross margin and adjusted operating earnings do not represent gross margin or operating (loss) earnings, as those terms are defined under GAAP, and should not be considered as alternatives to gross margin or operating
(loss) earnings as an indicator of our operating performance. We have included information concerning adjusted gross margin and adjusted operating earnings because we use such information when evaluating gross margin and operating (loss) earnings to better evaluate the underlying performance of the Company. Adjusted gross margin and adjusted operating earnings as presented herein are not necessarily comparable to similarly titled measures.



               Freescale Semiconductor Holdings I, Ltd.
                 Reconciliation of Non-GAAP Measures
                             (Unaudited)

                                     ---------------- ----------------
                                        Successor       Predecessor

                                     ---------------- ----------------
(in millions)                           Six months       Six months
                                      ended June 29,   ended June 30,
                                           2007             2006

------------------------------------ ---------------- ----------------

Adjusted gross margin                $         1,199  $         1,426
  Inventory step-up recognition                 (416)               -
  Incremental depreciation and
   amortization expense                          (72)               -
                                     ---------------- ----------------
Gross margin                         $           711  $         1,426
                                     ================ ================


Adjusted operating earnings          $           308  $           464
  Inventory step-up recognition                 (416)               -
  Incremental depreciation and
   amortization expense                          (82)               -
  Amortization expense for acquired
   intangible assets                            (691)              (6)
  Reorganization of businesses and
   other                                         (38)               -
  Merger expenses                                 (3)               -
                                     ---------------- ----------------

Operating (loss) earnings            $          (922) $           458
                                     ================ ================


    Adjusted gross margin and adjusted operating earnings represent gross margin and operating (loss) earnings adjusted for the following as necessary: inventory fair value step-up recognition, incremental depreciation expense for property, plant and equipment fair value step-up, amortization of acquired intangible assets, reorganization of businesses and other charges and merger expenses. Adjusted gross margin and adjusted operating earnings are not recognized terms under generally accepted accounting principles (GAAP). Adjusted gross margin and adjusted operating earnings do not represent gross margin or operating (loss) earnings, as those terms are defined under GAAP, and should not be considered as alternatives to gross margin or operating
(loss) earnings as an indicator of our operating performance. We have included information concerning adjusted gross margin and adjusted operating earnings because we use such information when evaluating gross margin and operating (loss) earnings to better evaluate the underlying performance of the Company. Adjusted gross margin and adjusted operating earnings as presented herein are not necessarily comparable to similarly titled measures.



              Freescale Semiconductor Holdings I, Ltd.
             Condensed Consolidated Segment Information
                             (Unaudited)
                            (in millions)


                                             Three Months Ended

                                        ------------------------------

                                        June 29,  March 30,  June 30,
                                          2007      2007       2006
                                        --------- ---------- ---------

Net sales:
Transportation and Standard Products    $    684  $     665  $    697
Networking and Computing Systems             328        320       370
Wireless and Mobile Solutions                353        364       514
Other                                         11         12        18
                                        --------- ---------- ---------

       Segment totals                   $  1,376  $   1,361  $  1,599
                                        --------- ---------- ---------


EBITDA:
Transportation and Standard Products    $    185  $      (8) $    205
Networking and Computing Systems             104        (88)      134
Wireless and Mobile Solutions                 29        (24)       84
Other                                        (45)         1       (10)
                                        --------- ---------- ---------

       Segment totals                   $    273  $    (119) $    413
                                        --------- ---------- ---------




              Freescale Semiconductor Holdings I, Ltd.
                Segment EBITDA Excluding the Effects
               of Purchase Accounting and Other Items
                           Non-GAAP Basis
                             (Unaudited)
                            (in millions)


                                           Three Months Ended

                                    ----------------------------------

                                    June 29,    March 30,    June 30,
                                      2007        2007         2006
                                    ---------   ---------    ---------

Transportation and Standard
 Products                           $    185    $     178(b) $    205
Networking and Computing Systems         104           90(c)      134
Wireless and Mobile Solutions             29           28(d)       84
Other                                     (7)(a)        4(e)      (10)
                                    ---------   ---------    ---------

       Segment totals               $    311    $     300    $    413
                                    ---------   ---------    ---------




(a) Adjustment reflects add back of $38 million related to reorganization expenses.
(b) Adjustment reflects add back of $186 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(c) Adjustment reflects add back of $178 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(d) Adjustment reflects add back of $52 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(e) Adjustment reflects add back of $3 million related to transaction expenses arising from the merger.




               Freescale Semiconductor Holdings I, Ltd.
              Condensed Consolidated Segment Information
                             (Unaudited)
                            (in millions)


                                                Six Months Ended

                                           ------------  -------------

                                             June 29,      June 30,
                                               2007          2006
                                           ------------  -------------

Net sales:
Transportation and Standard Products       $     1,349   $      1,350
Networking and Computing Systems                   648            721
Wireless and Mobile Solutions                      717          1,020
Other                                               23             34
                                           ------------  -------------

       Segment totals                      $     2,737   $      3,125
                                           ------------  -------------


EBITDA:
Transportation and Standard Products       $       177   $        394
Networking and Computing Systems                    16            249
Wireless and Mobile Solutions                        5            181
Other                                              (44)           (40)
                                           ------------  -------------

       Segment totals                      $       154   $        784
                                           ------------  -------------


               Freescale Semiconductor Holdings I, Ltd.
                 Segment EBITDA Excluding the Effects
                of Purchase Accounting and Other Items
                            Non-GAAP Basis
                             (Unaudited)
                            (in millions)


                                             Six Months Ended

                                     ------------------ --------------

                                        June 29,           June 30,
                                          2007               2006
                                     --------------     --------------

Transportation and Standard Products $         363 (a)  $         394
Networking and Computing Systems               194 (b)            249
Wireless and Mobile Solutions                   57 (c)            181
Other                                           (3)(d)            (40)
                                     --------------     --------------

       Segment totals                $         611      $         784
                                     --------------     --------------



(a) Adjustment reflects add back of $186 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(b) Adjustment reflects add back of $178 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(c) Adjustment reflects add back of $52 million from incremental expense related to the recognition of the step-up of inventory to fair value at the merger date.
(d) Adjustment reflects add back of $3 million related to transaction expenses arising from the merger and $38 million related to reorganization expenses.




              Freescale Semiconductor Holdings I, Ltd.
                           Adjusted EBITDA
                             (Unaudited)
                            (in millions)


Provided below is a reconciliation of net loss to EBITDA to Adjusted
 EBITDA:



                                   ----------------  ----------------
                                     Three months      Twelve months
                                    ended June 29,     ended June 29,
                                         2007               2007
                                  ------------------ -----------------

(Loss) earnings                   $            (288) $         (3,293)
Interest expense (income), net                  190               428
Income tax (benefit) expense                   (168)             (599)
Depreciation and amortization(a)                539             1,523
                                  ------------------  ----------------
EBITDA                                          273            (1,941)
Non-cash stock-based employee
 compensation (1)                                11               382
Other non-cash charges (2)                        2             2,824
Non-recurring/one-time items (3)                 36               262
Cost savings (4)                                 16                69
Other defined terms (5)                          29                90
                                  ------------------ -----------------
Adjusted EBITDA                   $             367  $          1,686
                                  ================== =================



(a) Excludes amortization of debt issuance costs, which are included in interest expense, net.

(1) Reflects non-cash stock-based employee compensation expense under the provisions of SFAS No. 123(R), Share-based Payments.
(2) Reflects the non-cash charges related to purchase accounting adjustments for in-process research and development, inventory and other non-cash items.
(3) Reflects costs associated with Predecessor debt extinguishment, one-time Merger expenses and our reorganization of business program.
(4) Reflects cost savings that we expect to achieve from certain initiatives where actions have begun or have already been completed.
(5) Reflects other adjustments required in calculating our debt covenant compliance.


    Adjusted earnings before cumulative effect of accounting change, interest, taxes, depreciation and amortization (EBITDA) is a non-U.S. GAAP measure used to determine our compliance with certain covenants contained in the Credit Facilities and the indentures governing the Senior Notes and Senior Subordinated Notes. Adjusted EBITDA is defined as EBITDA adjusted to add back certain non-cash, non-recurring and other items that are included in EBITDA and/or net income (loss), as required by various covenants in the indentures and the Credit Facilities. We believe that the presentation of Adjusted EBITDA for the twelve months ended June 29, 2007 is appropriate to provide additional information to investors to demonstrate compliance with our financing covenants. Our ability to engage in activities such as incurring additional indebtedness, making investments and paying dividends is tied to ratios based on Adjusted EBITDA.

    Adjusted EBITDA does not represent, and should not be considered an alternative to, net income (loss), operating income (loss), or cash flow from operations as those terms are defined by U.S. GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While Adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements by other companies, our use of Adjusted EBITDA is not necessarily comparable to such other similarly titled captions of other companies. The definition of Adjusted EBITDA in the indentures and the Credit Facilities allows us to add back certain charges that are deducted in calculating EBITDA and/or net income (loss). However, some of these expenses may recur, vary greatly and are difficult to predict. Further, our debt instruments required that Adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year.



               Freescale Semiconductor Holdings I, Ltd.
                Condensed Consolidated Balance Sheets
                            (in millions)


                                            --------------------------
                                            June 29, 2007 December 31,
                                             (unaudited)      2006

                                            ------------- ------------
ASSETS
Cash and cash equivalents                   $         228 $        177
Short-term investments                                313          533
Accounts receivable, net                              538          635
Inventory                                             878        1,188
Other current assets                                  279          317
                                            ------------- ------------
     Total current assets                           2,236        2,850

Property, plant and equipment, net                  3,024        3,232
Goodwill                                            5,312        5,313
Intangible assets, net                              4,972        5,654
Other assets, net                                     596          690
                                            ------------- ------------
     Total assets                           $      16,140 $     17,739
                                            ============= ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Notes payable and current portion of long-
 term debt and capital lease obligations    $          87 $         85
Accounts payable                                      451          558
Accrued liabilities and other                         545          716
                                            ------------- ------------
     Total current liabilities                      1,083        1,359

Long-term debt                                      9,398        9,415
Deferred tax liabilities                            1,347        1,858
Other liabilities                                     397          390

Stockholder's equity                                3,915        4,717
                                            ------------- ------------
       Total liabilities and stockholder's
        equity                              $      16,140 $     17,739
                                            ============= ============



    CONTACT: Freescale Semiconductor Holdings I, Ltd., Austin
             Investors:
             Mitch Haws, 512-895-2454
             mitch.haws@freescale.com
             or
             Media:
             Robert Hatley, 512-996-5134
             robert.hatley@freescale.com